Capital Group U.S. Equity Fund
Investment portfolio
January 31, 2026
unaudited

Common stocks 95.57% Information technology 27.40%	Shares	Value (000)
Broadcom, Inc.	91,869	$30,436
Microsoft Corp.	54,136	23,294
Apple, Inc.	51,099	13,259
KLA Corp.	8,067	11,519
Micron Technology, Inc.	19,280	7,999
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	15,818	5,229
Salesforce, Inc.	19,917	4,228
NVIDIA Corp.	19,861	3,796
Shopify, Inc., Class A, subordinate voting shares (a)	19,461	2,554
ServiceNow, Inc. (a)	18,565	2,173
Amphenol Corp., Class A	13,813	1,990
Accenture PLC, Class A	5,352	1,411
TE Connectivity PLC	4,180	931
Applied Materials, Inc.	1,759	567
		109,386
Industrials 14.11%
General Electric Co.	39,458	12,105
GE Vernova, Inc.	9,903	7,193
Northrop Grumman Corp.	8,579	5,939
RTX Corp.	27,960	5,618
TransDigm Group, Inc.	3,169	4,524
Waste Connections, Inc.	24,461	4,100
Lennox International, Inc.	4,338	2,148
Safran SA (ADR)	23,680	2,106
Rolls-Royce Holdings PLC (ADR) (b)	123,824	2,083
ATI, Inc. (a)	16,986	2,043
Ingersoll-Rand, Inc.	23,329	2,008
HEICO Corp.	2,247	743
HEICO Corp., Class A	2,808	715
AMETEK, Inc.	5,618	1,258
United Rentals, Inc.	1,488	1,164
Caterpillar, Inc.	1,617	1,063
Carrier Global Corp.	14,544	867
Paychex, Inc.	6,387	659
		56,336
Financials 12.52%
Visa, Inc., Class A	29,951	9,639
JPMorgan Chase & Co.	25,422	7,776
Marsh & McLennan Cos., Inc.	41,226	7,758
Truist Financial Corp.	63,891	3,285
PNC Financial Services Group, Inc.	14,531	3,245
Morgan Stanley	14,451	2,642
Arthur J. Gallagher & Co.	9,643	2,405
S&P Global, Inc.	4,551	2,402
Capital Group U.S. Equity Fund — Page 1 of 5

unaudited
Common stocks (continued) Financials (continued)	Shares	Value (000)
KKR & Co., Inc.	18,128	$2,071
Progressive Corp.	8,556	1,780
Mastercard, Inc., Class A	3,131	1,687
Jack Henry & Associates, Inc.	7,545	1,352
MSCI, Inc.	1,872	1,140
Capital One Financial Corp.	4,375	958
Toast, Inc., Class A (a)	30,489	949
Aon PLC, Class A	2,521	881
		49,970
Communication services 10.20%
Alphabet, Inc., Class C	76,471	25,888
Meta Platforms, Inc., Class A	17,882	12,813
ROBLOX Corp., Class A (a)	17,883	1,176
T-Mobile US, Inc.	4,327	853
		40,730
Consumer discretionary 8.90%
Amazon.com, Inc. (a)	59,831	14,318
Royal Caribbean Cruises, Ltd.	16,237	5,271
Tractor Supply Co.	53,842	2,739
TJX Cos., Inc. (The)	13,998	2,097
Marriott International, Inc., Class A	6,146	1,938
Aramark	45,720	1,760
Starbucks Corp.	17,422	1,602
Burlington Stores, Inc. (a)	4,867	1,440
Home Depot, Inc.	3,362	1,259
Chipotle Mexican Grill, Inc. (a)	28,089	1,092
Hilton Worldwide Holdings, Inc.	3,483	1,040
YUM! Brands, Inc.	6,161	958
		35,514
Health care 8.31%
Eli Lilly and Co.	6,209	6,440
Amgen, Inc.	15,450	5,282
AbbVie, Inc.	17,478	3,898
UnitedHealth Group, Inc.	13,571	3,894
Abbott Laboratories	34,722	3,795
Vertex Pharmaceuticals, Inc. (a)	7,358	3,457
Danaher Corp.	10,327	2,260
AstraZeneca PLC (ADR)	20,899	1,939
QIAGEN NV	23,907	1,283
Humana, Inc.	4,830	943
		33,191
Utilities 5.04%
Constellation Energy Corp.	34,880	9,790
Atmos Energy Corp.	23,094	3,841
Entergy Corp.	30,416	2,917
Sempra	21,635	1,883
CenterPoint Energy, Inc.	42,311	1,679
		20,110
Capital Group U.S. Equity Fund — Page 2 of 5

unaudited
Common stocks (continued) Consumer staples 4.41%	Shares	Value (000)
Philip Morris International, Inc.	48,236	$8,656
Mondelez International, Inc., Class A	97,403	5,695
Church & Dwight Co., Inc.	23,776	2,288
Coca-Cola Co.	12,835	960
		17,599
Materials 1.88%
Linde PLC	16,447	7,516
Real estate 1.49%
Welltower, Inc. REIT	27,213	5,126
Public Storage REIT	2,898	800
		5,926
Energy 1.31%
ConocoPhillips	27,345	2,850
ONEOK, Inc.	15,812	1,252
Exxon Mobil Corp.	7,877	1,114
		5,216
Total common stocks (cost: $163,725,000)		381,494
Short-term securities 4.63% Money market investments 4.37%
Capital Group Central Cash Fund 3.62% (c)(d)	174,644	17,464
Money market investments purchased with collateral from securities on loan 0.26%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.61% (c)(e)	1,038,539	1,039
Total short-term securities (cost: $18,504,000)		18,503
Total investment securities 100.20% (cost: $182,229,000)		399,997
Other assets less liabilities (0.20)%		(802)
Net assets 100.00%		$399,195
Investments in affiliates (d)

	Value at 11/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 1/31/2026 (000)	Dividend or interest income (000)
Short-term securities 4.37%
Money market investments 4.37%
Capital Group Central Cash Fund 3.62% (c)	$9,950	$29,358	$21,840	$— (f)	$(4)	$17,464	$118

(a)	Non-income producing.
(b)	All or a portion of this security was on loan.
(c)	Rate represents the seven-day yield at 1/31/2026.
(d)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(e)	Security purchased with cash collateral from securities on loan.
(f)	Amount less than one thousand.
Capital Group U.S. Equity Fund — Page 3 of 5

unaudited
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Capital Group U.S. Equity Fund — Page 4 of 5

unaudited
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. As of January 31, 2026, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Capital Private Client Services Funds. This and other important information is contained in the prospectus, which can be obtained from your investment counselor and should be read carefully before investing.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
MFGEFP1-124-0326
Capital Group U.S. Equity Fund — Page 5 of 5